Evergreen
VARIABLE ANNUITY FUNDS
Prospectus May 1, 2010
EVERGREEN VARIABLE ANNUITY TRUST Evergreen VA International Equity Fund Evergreen VA Special Values Fund Class 1

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a crime.

The Funds are underlying investment vehicles for certain variable annuity contracts and/or variable life insurance policies offered through separate accounts of participating insurance companies. Depending on the context, references to "you" or "your" in this Prospectus refer either to the holder of a variable annuity contract or variable insurance policy who may select Fund shares to fund his or her investment in the policy or contract or to the insurance company that issues the contract or policy. Throughout this Prospectus, references to a Fund "shareholder" or "investor" or to "buying," "selling," "holding," or "transferring" Fund shares refer only to the insurance company investing in the Fund through a separate account, and not to a holder of a variable annuity contract or variable insurance policy.

SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN VARIABLE ANNUITY FUNDS

Fund Reorganizations

                The Evergreen Funds’ Boards of Trustees have unanimously approved the reorganizations of the Evergreen Funds listed in the table below into the corresponding Wells Fargo Advantage Funds® also listed in the table. The reorganizations were proposed by Evergreen Investment Management Company, LLC, and Wells Fargo Funds Management, LLC, investment advisers to the Evergreen Funds and Wells Fargo Advantage Funds, respectively.  In addition, the Wells Fargo Variable Trust Board of Trustees has also unanimously approved these fund reorganizations.

Evergreen Funds	Wells Fargo Advantage Funds (Surviving Fund)	Portfolio Management Team of Surviving Fund
Evergreen VA Core Bond Fund	Wells Fargo Advantage VT Total Return Bond Fund	Troy Ludgood, Thomas O'Connor, Wells Capital Management Incorporated (“Wells Capital Management”)
Evergreen VA Omega Fund	Wells Fargo Advantage VT Omega Growth Fund[1]	Aziz Hamzaogullari, Wells Capital Management
Evergreen VA Fundamental Large Cap Fund	Wells Fargo Advantage VT Core Equity Fund[1]	Walter McCormick, Emory Sanders, Wells Capital Management
Evergreen VA Special Values Fund	Wells Fargo Advantage VT Small/Mid Cap Value Fund[2]	I. Charles Rinaldi, Wells Capital Management
Evergreen VA Growth Fund	Wells Fargo Advantage VT Small Cap Growth Fund	Cam Philpott, Stuart Roberts, Wells Capital Management
Evergreen VA International Equity Fund	Wells Fargo Advantage VT International Core Fund[3]	Francis Claro, Wells Capital Management

1. This fund will be newly created in order to receive the assets of the Evergreen Fund upon completion of the reorganization.

2. The Wells Fargo Advantage VT Small/Mid Cap Value Fund will be renamed the Wells Fargo Advantage VT Small Cap Value Fund on or about May 1, 2010, and is expected to make certain changes to its investment objective and strategies at that time.

3. The Wells Fargo Advantage VT International Core Fund will be renamed the Wells Fargo Advantage VT International Equity Fund following the merger and is expected to make certain changes to its principal investments at that time.

Each reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Evergreen Funds at special meetings of the shareholders expected to be held in June, 2010. In each reorganization, if various conditions to the closing of the reorganization are satisfied, the Wells Fargo Advantage Fund will receive all of the assets and assume all of the liabilities of the Evergreen Fund, and Evergreen Fund shareholders will receive shares of the Wells Fargo Advantage Fund in exchange for their shares of the Evergreen Fund. Each reorganization is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by shareholders as a result of the reorganization for U.S. federal income tax purposes.  Additionally, fund shareholders will not incur any sales loads or similar transaction charges as a result of the reorganizations.

Each reorganization, if it is approved by shareholders and all conditions to the closing are satisfied, is expected to occur in July, 2010. Prior to each reorganization, Evergreen Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in the Fund’s   prospectus.

No shareholder action is necessary at this time. Additional information, including adescription of the applicable reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of each Evergreen Fund in a Prospectus/Proxy Statement that is expected to be mailed in April, 2010.  The Prospectus/Proxy Statement will provide information regarding the date, time and location of the shareholder meeting where the reorganization will be considered.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Advantage Fund, nor is it a solicitation of any proxy.  For more information, or to receive a free copy of the Prospectus/Proxy Statement once a registration statement relating to a proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1.800.343.2898 or visit Evergreeninvestments.com.  The Prospectus/Proxy Statement will also be available for free on the Securities and Exchange Commission’s website (www.sec.gov).  Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

January 13, 2010

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Table of Contents

Evergreen Variable Annuity Funds

Fund Summary

Evergreen VA International Equity Fund

INVESTMENT GOAL

The Fund seeks long-term capital growth and secondarily, modest income.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you buy and hold shares of the Fund. The tables and example that follow do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding such charges.

Shareholder Fees (fees paid directly from your investment)

The Fund does not charge any fees on the purchase or sale of shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class 1
Management Fees	0.43%
12b-1 Fees	0.00%
Other Expenses[1]	0.22%
Total Annual Fund Operating Expenses[1]	0.65%

1

The Total Annual Fund Operating Expenses shown, which include Acquired Fund fees and expenses, may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 Years	After 5 years	After 10 years
Class 1	$66	$208	$362	$810

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 205% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund normally invests at least 80% of its assets in equity securities issued by, in the portfolio manager's opinion, established and quality non-U.S. companies located in countries with developed markets. The Fund may purchase securities across all market capitalizations. The Fund may also invest in emerging markets. The Fund normally invests at least 65% of its assets in the securities of companies in at least three countries (other than the United States). The portfolio manager seeks both growth and value opportunities. Other than cash and cash equivalents, the Fund intends to invest substantially all of its assets in the securities of non-U.S. issuers. The Fund normally intends to seek modest income from dividends paid by its equity holdings.

Principal Risk Summaries. In addition to risks related to general economic conditions that may negatively affect the value of your investment in the Fund, such as market cycles, inflation, and investor sentiment, your investment is subject to the following risks. Please remember that an investment in a mutual fund is: not guaranteed to achieve its investment goal; subject to investment risks, including possible loss of money; not a deposit with a bank; and not insured or guaranteed by the FDIC or any government agency.

  Country or Region Risk. Because the Fund may invest primarily in securities of issuers located in one or more regions of the world or a small number of countries, the value of the Fund's shares is highly vulnerable to adverse conditions affecting one or more of those countries or regions, and may be more volatile than the values of funds that invest in securities issued by issuers located in a large and diverse number of countries or regions.

  Emerging Markets Risk. Emerging market countries may rely disproportionately on international trade involving a limited number of products or materials and could be adversely affected by the economic conditions in the countries with which they trade. The risks of investing in emerging markets also include greater political and economic uncertainties than in developed foreign markets, the risk of nationalization, diplomatic developments (including war), social instability, currency transfer restrictions, and a more limited number of potential buyers for investments.

  Foreign Investment Risk. Foreign securities may be more volatile and less liquid than domestic securities, and the value of the Fund's investments in foreign securities may be adversely affected by currency exchange rates. Foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those in the United States.

  Investment Style Risk. Different types of securities - such as growth style or value style securities - tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Small- and Medium-sized Companies Risk. Investments in small- and medium-sized companies may be significantly more volatile, more vulnerable to adverse developments, less liquid, and more difficult to establish or close out at prevailing market prices than investments in larger companies. Small- and medium-sized companies may also be dependent on a small management group and may have little or no operating history or track record of success.

  Stock Market Risk. The value of your investment is affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

PERFORMANCE

Performance. The following bar chart and table illustrate how the Fund's returns have varied from year to year and compare the Fund's returns with those of one or more broad-based securities indexes. Past performance is not necessarily an indication of future results. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The bar chart and table do not reflect contract, policy, separate account or other charges assessed by participating insurance companies; if they did, returns would be lower than those shown.

Year-by-Year Total Returns for Class 1 Shares (%)

Highest Quarter: 3rd Quarter 2009	+18.08%
Lowest Quarter: 3rd Quarter 2008	-20.63%

Average Annual Total Returns for the periods ended 12/31/2009
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class 1	8/17/1998	15.95%	2.19%	1.96%
MSCI EAFE Free Index (Net) (reflects no deduction for fees, expenses, or taxes)		31.78%	3.54%	1.17%

FUND MANAGEMENT

Investment Advisor	Sub-advisor	Portfolio Manager, Title/Year Joined Fund
Evergreen Investment Management Company, LLC	N/A	Francis X. Claro, CFA, Managing Director and Senior Portfolio Manager/2007

PURCHASE AND SALE OF FUND SHARES

You may not purchase or redeem shares of a Fund directly, but only through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies. You should refer to the prospectus of the variable annuity contracts or variable life insurance policies for information on how to purchase such contracts or policies, how to select specific Evergreen Variable Annuity Funds as investment options for the contracts or policies, how to redeem funds or change investment options and any fees associated with a purchase or redemption.

TAX INFORMATION

The Fund will normally distribute its net investment income and net realized capital gains to its shareholders, the separate accounts of participating insurance companies. These distributions are generally not taxable to you as a variable contract or policy holder.  Please refer to the prospectus of the variable annuity contract or variable life insurance policies offered by the participating insurance company for additional information on tax matters.

PAYMENTS TO INSURERS, AND BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Fund shares are generally available only through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that an insurance company considers in including the Fund as an underlying investment option in a variable contract. Payments to a broker-dealer and/or other financial intermediary may create a conflict of interest by influencing the broker-dealer and/or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial advisor or a representative from your financial intermediary or consult the Fund and contract prospectus for more information.

Evergreen VA Special Values Fund

INVESTMENT GOAL

The Fund seeks capital growth in the value of its shares.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you buy and hold shares of the Fund. The tables and example that follow do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding such charges.

Shareholder Fees (fees paid directly from your investment)

The Fund does not charge any fees on the purchase or sale of shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class 1
Management Fees	0.80%
12b-1 Fees	0.00%
Other Expenses[1]	0.25%
Total Annual Fund Operating Expenses1,[2]	1.05%

1

The Total Annual Fund Operating Expenses shown, which include Acquired Fund fees and expenses, may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses.

2

The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment advisor in order to reduce expense ratios. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 1.01% for Class 1. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 Years	After 5 years	After 10 years
Class 1	$107	$334	$579	$1,283

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 44% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000® Index, measured at the time of purchase). The Fund seeks to maintain a dollar-weighted average market capitalization that falls within the range of the Russell 2000® Index. As of December 31, 2009, the Russell 2000® Index had a market capitalization range of approximately $13 million to $5 billion. The remaining 20% of the Fund's assets may be represented by cash or invested in various cash equivalents or common stocks of any market capitalization.

The portfolio manager looks for significantly undervalued companies that he believes have the potential for above-average appreciation with below-average risk. Typical investments include stocks of companies that have low price-to-earnings ratios, are generally out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing a reorganization or other corporate action that may create above-average price appreciation.

Principal Risk Summaries. In addition to risks related to general economic conditions that may negatively affect the value of your investment in the Fund, such as market cycles, inflation, and investor sentiment, your investment is subject to the following risks. Please remember that an investment in a mutual fund is: not guaranteed to achieve its investment goal; subject to investment risks, including possible loss of money; not a deposit with a bank; and not insured or guaranteed by the FDIC or any government agency.

  Investment Style Risk. Different types of securities - such as growth style or value style securities - tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Small- and Medium-sized Companies Risk. Investments in small- and medium-sized companies may be significantly more volatile, more vulnerable to adverse developments, less liquid, and more difficult to establish or close out at prevailing market prices than investments in larger companies. Small- and medium-sized companies may also be dependent on a small management group and may have little or no operating history or track record of success.

  Stock Market Risk. The value of your investment is affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

PERFORMANCE

Performance. The following bar chart and table illustrate how the Fund's returns have varied from year to year and compare the Fund's returns with those of one or more broad-based securities indexes. Past performance is not necessarily an indication of future results. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The bar chart and table do not reflect contract, policy, separate account or other charges assessed by participating insurance companies; if they did, returns would be lower than those shown.

Year-by-Year Total Returns for Class 1 Shares

Highest Quarter: 3rd Quarter 2009	+23.22%
Lowest Quarter: 4th Quarter 2008	-25.96%

Average Annual Total Returns for the periods ended 12/31/2009
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class 1	5/1/1998	29.40%	2.05%	7.96%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)		20.58%	-0.01%	8.27%

FUND MANAGEMENT

Investment Advisor	Sub-advisor	Portfolio Manager, Title/Year Joined Fund
Evergreen Investment Management Company, LLC	N/A	James M. Tringas, CFA, Managing Director and Senior Portfolio Manager/2002

PURCHASE AND SALE OF FUND SHARES

You may not purchase or redeem shares of a Fund directly, but only through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies. You should refer to the prospectus of the variable annuity contracts or variable life insurance policies for information on how to purchase such contracts or policies, how to select specific Evergreen Variable Annuity Funds as investment options for the contracts or policies, how to redeem funds or change investment options and any fees associated with a purchase or redemption.

TAX INFORMATION

The Fund will normally distribute its net investment income and net realized capital gains to its shareholders, the separate accounts of participating insurance companies. These distributions are generally not taxable to you as a variable contract or policy holder.  Please refer to the prospectus of the variable annuity contract or variable life insurance policies offered by the participating insurance company for additional information on tax matters.

PAYMENTS TO INSURERS, AND BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Fund shares are generally available only through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that an insurance company considers in including the Fund as an underlying investment option in a variable contract. Payments to a broker-dealer and/or other financial intermediary may create a conflict of interest by influencing the broker-dealer and/or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial advisor or a representative from your financial intermediary or consult the Fund and contract prospectus for more information.

Investment Goals, Strategies and Risks

INVESTMENT GOALS AND STRATEGIES

Evergreen VA International Equity Fund

INVESTMENT GOAL

The Fund seeks long-term capital growth and secondarily, modest income.

The Fund's Board of Trustees can change this investment goal without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in equity securities issued by, in the portfolio manager's opinion, established and quality non-U.S. companies located in countries with developed markets. The Fund considers non-U.S. companies to be those organized under the laws of a country outside of the U.S. or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the U.S. The Fund may purchase securities across all market capitalizations. The Fund may also invest in emerging markets. The Fund normally invests at least 65% of its assets in the securities of companies in at least three countries (other than the United States). The portfolio manager seeks both growth and value opportunities. For growth investments, the portfolio manager seeks, among other things, good business models, good management and growth in cash flows. For value investments, the portfolio manager seeks, among other things, companies that are undervalued in the marketplace compared to their assets. The Fund normally intends to seek modest income from dividends paid by its equity holdings. Other than cash and cash equivalents, the Fund intends to invest substantially all of its assets in the securities of non-U.S. issuers.

Evergreen VA Special Values Fund

INVESTMENT GOAL

The Fund seeks capital growth in the value of its shares.

The Fund's Board of Trustees can change this investment goal without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000® Index, measured at the time of purchase). The Fund seeks to maintain a dollar-weighted average market capitalization that falls within the range of the Russell 2000® Index. As of December 31, 2009, the Russell 2000® Index had a market capitalization range of approximately $13 million to $5 billion. The remaining 20% of the Fund's assets may be represented by cash or invested in various cash equivalents or common stocks of any market capitalization.

The portfolio manager looks for significantly undervalued companies that he believes have the potential for above-average appreciation with below-average risk. Typical investments include stocks of companies that have low price-to-earnings ratios, are generally out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing a reorganization or other corporate action that may create above-average price appreciation.

FUND RISKS

PRINCIPAL RISKS

The following provides additional information regarding the various risks referenced in the section entitled "Fund Summary."

  Country or Region Risk. (Evergreen VA International Equity Fund) Because the Fund may invest primarily in securities of issuers located in one or more regions of the world or a small number of countries, the value of the Fund's shares is highly vulnerable to adverse conditions affecting one or more of those countries or regions, and may be more volatile than the values of funds that invest in securities issued by issuers located in a large and diverse number of countries or regions.

  Emerging Markets Risk. (Evergreen VA International Equity Fund) In addition to the risks normally associated with foreign investing, a Fund may be subject to the risks more specifically associated with investing in emerging markets. An "emerging market" is any market where sovereign-issued bonds, whether in local or hard currency, are not investment grade or whose local currency markets are not currently tradable. Emerging market countries may rely disproportionately on international trade involving a limited number of products or materials and could be adversely affected by the economic conditions in the countries with which they trade. The risks of investing in emerging markets also include greater political and economic uncertainties than in developed foreign markets, the risk of nationalization, diplomatic developments (including war), social instability, currency transfer restrictions, and a more limited number of potential buyers for investments. Such countries may experience high levels of inflation or deflation and currency devaluation. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Investments in emerging markets are considered to be speculative and may be illiquid and highly volatile.

  Foreign Investment Risk. (Evergreen VA International Equity Fund) Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Income the Fund receives from its investments in foreign securities may be subject to withholding and other taxes, in which case the Fund's yield would be reduced. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund's investments in certain foreign countries. Foreign settlement procedures and trade regulations may involve increased risk (such as delay in payment or delivery of securities) or risks not present in the settlement of domestic investments. Legal remedies available to investors may be more limited in foreign markets. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

  Investment Style Risk. (Evergreen VA International Equity Fund, Evergreen VA Special Value Fund) Different types of securities — such as growth style or value style securities — tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

  Market Capitalization Risk. (Evergreen VA International Equity Fund, Evergreen VA Special Value Fund) Companies of different sizes may respond differently to various economic or market conditions and to other factors. As a result, a Fund that invests primarily in companies in a particular market capitalization range, for example, large-, medium-, or small-capitalization ranges, may underperform a Fund that invests more broadly or that invests primarily in companies of a different market capitalization.

  Small- and Medium-sized Companies Risk. (Evergreen VA International Equity Fund, Evergreen VA Special Value Fund) Investments in small- and medium-sized companies may be significantly more volatile, more vulnerable to adverse developments, less liquid, and more difficult to establish or close out at prevailing market prices than investments in larger companies. There also may be less publicly available information about the securities of smaller companies or less market interest in such securities. Such companies may also be dependent on a small management group, may have little or no operating history or track record of success, and may have limited product lines, markets and financial resources. The securities of small- and medium-sized companies may trade less frequently and in smaller volume than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

  Stock Market Risk. (Evergreen VA International Equity Fund, Evergreen VA Special Value Fund) Your investment in a Fund is affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield of, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield of, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS

In addition to the strategies described under "Investment Strategy," a Fund may also pursue the following non-principal investment strategies:

  Below Investment Grade Bonds. Although not a principal investment strategy, VA International Equity Fund may invest in debt securities, including up to 10% of its assets in below investment grade debt securities (commonly referred to as "high yield" or "junk" bonds). Security ratings are determined at the time of investment based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund's portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase if the Fund's portfolio manager considers the retention advisable. Such investments may subject the Fund to "Below Investment Grade Bond Risk," "Credit Risk" and/or "Interest Rate Risk." Below Investment Grade Bond Risk. Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds. These bonds are considered speculative by the major rating agencies (and bonds in the lowest rating category are highly speculative and may be in default) and are usually backed by issuers of less proven or questionable financial strength. Such issuers may be more vulnerable to financial setbacks or to adverse business, financial or economic conditions,and less certain to pay interest and principal than issuers of more highly rated securities and/or bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult to buy or sell certain debt instruments or to establish their fair value. Credit Risk. Credit risk refers to the possibility that the issuer of a security held by a Fund or the counterparty to a contract with a Fund may not be able to pay interest and principal when due or otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. Credit risk will be heightened if a Fund invests in debt securities with medium- and lower-rated credit quality ratings. Interest Rate Risk. When interest rates go up, the values of debt securities tend to fall.If aFund invests a significant portion of its portfolio in debt securities, and if interest rates rise, then the value of the Fund's investments in debt securities and its yield may decline. If interest rates go down, interest earned by the Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

  Convertible Securities. VA International Equity Fund may also be subject to the risks of investing in convertible securities. Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and may be affected by changes in the price of the underlying security. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior obligations.

  Derivatives. A Fund may invest in derivatives, such as futures and options. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. A Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund's investment advisor. A Fund's use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

  Foreign Currency Transactions. VA International Equity Fund invests in foreign securities. The Fund's exposure to foreign currency transactions, including "proxy hedging" transactions, will generally not exceed an amount equal to 25% of the Fund's total assets. Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares will be affected by changes in exchange rates. To manage this risk, a Fund may enter into foreign currency futures contracts and foreign currency exchange contracts to hedge against a decline in the U.S. dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Use of hedging techniques cannot protect against exchange rate risk perfectly. If a Fund's investment advisor is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. Losses on foreign currency transactions used for hedging purposes may be reduced by gains on the assets that are the subject of a hedge. A Fund may also purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which a Fund's holdings are denominated. Losses on such transactions may not be reduced by gains from other Fund assets. A Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains and its distributions to shareholders. The Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

  Lending. A Fund may lend its securities. Lending securities involves the risk that the counterparty fails to return the loaned security or becomes insolvent, and may cause a Fund to lose the opportunity to sell the securities on loan at the most opportune time or price and, therefore, lose money.

  Real Estate Investment Trusts (REITs). Although not a principal investment strategy, VA International Equity Fund may invest up to 10% of its assets in REITs or their foreign equivalents. REITs involve certain unique risks in addition to those of investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of non-payment or default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, may trade less frequently and in a more limited volume, and may be subject to more abrupt or erratic price movements than other types of securities. Mortgage REITs are also subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce a REIT's returns to the Fund or the value of the Fund's investment in the REIT because the REIT may have to reinvest that money at lower prevailing interest rates. Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended.

  Sell Strategy. A Fund will consider selling a portfolio investment when a portfolio manager believes the issuer's investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager's investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which a portfolio manager deems appropriate. There is no assurance that a Fund will sell an investment prior to a decline in its value or that a Fund will be able to sell an investment when a portfolio manager wishes to do so.

  Temporary Defensive Strategy. A Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.

For more information on these and other investment strategies a Fund may pursue, and the risks associated with such strategies, please see the Fund's SAI.

ADDITIONAL INFORMATION ON EXPENSES

Expenses. The information shown in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses" is calculated as of a Fund's most recent fiscal year. If a Fund experiences a decline in average net assets due to market volatility or other factors, the Fund's current expense ratios may be higher than those shown in the table.

FUND MANAGEMENT

INVESTMENT ADVISOR AND ADMINISTRATOR

As investment advisor to the Evergreen funds, Evergreen Investment Management Company, LLC (EIMC) manages and oversees each Evergreen fund's investments and supervises its daily business affairs. EIMC has been managing mutual funds and private accounts since 1932 and managed over $72 billion in assets for the Evergreen funds as of 12/31/2009. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wells Fargo & Company (Wells Fargo), a U.S. bank holding company.

For a Fund's most recent fiscal year, the advisory fee paid to EIMC was as follows:

Advisory Fees Paid
Evergreen Fund	As a % of average daily net assets
VA International Equity Fund	0.43%
VA Special Values Fund	0.76%

EIMC also serves as administrator to the Evergreen funds. As administrator, EIMC prepares various filings, reports and contracts on behalf of the Evergreen funds, performs certain back office services, and provides the Evergreen funds with facilities, equipment and personnel. The Evergreen funds pay EIMC a fee for these services and those fees are included in the "Other Expenses" item in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses."

For a discussion regarding the basis for the approval of a Fund's investment advisory, and, if applicable, sub-advisory agreement(s) by its Board of Trustees, please see the Fund's most recent shareholder report for the period ended December 31st.

PORTFOLIO MANAGER(S)

VA International Equity Fund
Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
Francis X. Claro, CFA/2007	Portfolio Manager	EIMC or predecessor 1994-Present	Senior Portfolio Manager and Managing Director

VA Special Values Fund
Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
James M. Tringas, CFA/2002	Portfolio Manager	EIMC or predecessor 2002-Present	Senior Portfolio Manager and Managing Director

The SAI contains additional information about a Fund's portfolio manager(s), including other accounts managed, ownership of Fund shares and compensation structure.

AFFILIATED SERVICE PROVIDERS

Evergreen Service Company, LLC (ESC), a subsidiary of Wells Fargo and an affiliate of EIMC, serves as the Evergreen funds' transfer agent. The Evergreen funds pay ESC fees for these services and such fees are included in the "Other Expenses" item in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses."

Wells Fargo Funds Distributor, LLC ("WFFD"), a subsidiary of Wells Fargo and an affiliate of EIMC, serves as the Fund's principal underwriter. Certain of the Evergreen funds pay WFFD fees for these services pursuant to their 12b-1 plans as well as through the sales charges paid in respect of fund shares. For information regarding such compensation with respect to a Fund, please see the SAI. WFFD is located at 525 Market Street, San Francisco, California, 94105. WFFD is also the distributor and principal underwriter of the Wells Fargo Advantage Funds®.

Wachovia Bank N.A., an affiliate of EIMC, may serve as securities lending agent with respect to a portion of a Fund's securities and is compensated for its services on a basis approved by the Fund's Board of Trustees. For information regarding such compensation with respect to a Fund, please see the SAI.

A Fund may place a portion of its commissionable trades through Wells Fargo Advisers, LLC, a broker-dealer affiliated with EIMC. For information regarding the amounts of any such trades with respect to a Fund, please see the SAI. For more general information about portfolio transactions, see the section entitled "Portfolio Trading Costs, Turnover and Holdings."

LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC's affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

Evergreen has reached final settlements with the Securities and Exchange Commission ("SEC") and the Securities Division of the Secretary of the Commonwealth of Massachusetts ("Commonwealth") primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund ("Ultra"). The claims settled include the following: first, that during the period February 2007 through Ultra's liquidation on June 18, 2008, Ultra's former portfolio management team failed to properly take into account readily available information in valuing certain non-agency residential mortgage-backed securities held by Ultra, resulting in Ultra's net asset value ("NAV") being overstated during the period; second, that Evergreen acted inappropriately when, in an effort to explain the decline in Ultra's NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen Funds; and finally, that from at least September 2007 to August 2008, Evergreen Investment Services, Inc., Evergreen's affiliated broker-dealer, did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, Evergreen has agreed to a payment of $41.125 million, up to $40.125 million of which will be distributed to eligible shareholders of Ultra pursuant to a methodology and plan approved by the regulators. Evergreen neither admitted nor denied the regulators' conclusions.

In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and Evergreen Investment Services, Inc., the Evergreen funds' former distributor, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in Ultra suffered losses as a result of (i) misleading statements in Ultra's registration statement and prospectus, (ii) the failure to accurately price securities in Ultra at different points in time and (iii) the failure of Ultra's risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

PRICING

CALCULATING A FUND'S SHARE PRICE

The value of one share of a Fund, also known as the net asset value (NAV), is calculated by adding up the Fund's total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund's NAV is normally calculated using the value of the Fund's assets as of 4:00 p.m. ET on each day the New York Stock Exchange is open for regular trading. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars using exchange rates determined at 4:00 p.m. ET (or, if earlier, near the time the Fund calculates its NAV) each day the Fund's NAV is calculated. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the New York Stock Exchange closes earlier than 4:00 p.m. ET or under certain unusual circumstances.

The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges).

VALUING A FUND'S INVESTMENTS

A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally values portfolio securities by using current market prices. Debt securities of sufficient credit quality that mature in 60 days or less from acquisition date and all securities held by Evergreen money market funds are generally valued at amortized cost.

Because certain securities in which a Fund may invest (e.g., foreign securities that trade on foreign exchanges) may trade on days when the Fund does not price its shares (e.g., days the New York Stock Exchange is closed), the value of securities the Fund holds may change on days when shareholders are not able to purchase or sell shares of the Fund. Accordingly, the price of the Fund's shares will not reflect any such changes until the Fund's NAV is next calculated.

Valuing securities at a "fair value." If a market price for a security is not readily available or is deemed unreliable, a Fund uses a "fair value" for the security as determined under policies established and reviewed periodically by the Fund's Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund's portfolio could be different from the actual value at which those securities could be sold in the market.

The amount of any particular Fund's portfolio that is fair valued varies based on, among other factors, the types of investments the Fund holds. Depending on the types of investments a Fund holds, a substantial amount of its assets may be fair valued. Examples of securities that may be fair valued include:

  Securities that trade on foreign exchanges. Many foreign exchanges close substantially before a Fund calculates its NAV, and events occurring after foreign exchanges close may materially affect the values of securities traded in those markets. Therefore, closing market prices for foreign securities may not reflect current values as of the time a Fund that holds such securities values its shares. In these instances, a Fund may fair value foreign securities.

  Debt securities with more than 60 days to maturity. A Fund generally values debt securities that mature in more than 60 days from acquisition date for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, which typically take into consideration such factors as the prices of securities with similar characteristics, such as yields, maturities, liquidity and ratings.

SHARE CLASS INFORMATION

The Funds offer two classes of shares. Only Class 1 shares are offered in this prospectus. The Funds offer Class 1 shares at NAV with no front-end sales charge, contingent deferred sales charge or 12b-1 fees. Pay particularly close attention to the fee structure so you know how much you will be paying before you invest.

Additional Compensation to Financial Services Firms. EIMC or WFFD has entered into revenue sharing arrangements under which EIMC or WFFD, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC's or WFFD's resources, as the case may be (including profits from investment management and other agreements and arrangements between them and their affiliates and the Evergreen funds), and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees (if any) or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, these amounts are paid to financial services firms that include the Evergreen funds on a "preferred list." Please contact an Evergreen funds service representative at 1.800.343.2898 for a listing of financial services firms with whom we have such arrangements. In addition, WFFD or its affiliates may compensate financial intermediaries for various administrative and account maintenance services they provide to their clients who are Evergreen fund shareholders.

If payments to financial services firms by the distributor or advisor for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial services firm employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by EIMC or WFFD and their affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial services firm at the time of your purchase.

Participating Insurance Companies. The Funds were organized to serve as investment vehicles for separate accounts funding variable annuity contracts and variable life insurance policies issued by certain life insurance companies. The Funds do not currently foresee any disadvantages to the holders of the contracts of policies arising from the fact that the interests of holders of those contracts or policies may differ due to their different tax treatments and other considerations. Nevertheless, the Board of Trustees has established procedures for the purposes of identifying any irreconcilable material conflicts that may arise and to determine what action, if any, would be taken in response thereto. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. The Evergreen Variable Annuity Trust assumes no responsibility for such prospectuses.

BUYING AND SELLING FUND SHARES

You may not purchase or redeem shares of a Fund directly, but only through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies. You should refer to the prospectus of the variable annuity contracts or variable life insurance policies for information on how to purchase such contracts or policies, how to select specific Evergreen Variable Annuity Funds as investment options for the contracts or policies, how to redeem funds or change investment options and any fees associated with a purchase or redemption.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of a Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day pursuant to the variable annuity contracts or variable life insurance policies.

The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the time that the Fund calculates its NAV. These financial service firms may charge transaction fees.

Timing of Proceeds. Normally, we will send your redemption proceeds on the next business day after we receive a request; however, we may take up to seven business days before sending redemption proceeds.

SHORT-TERM TRADING POLICY

Excessive short-term trading by investors in a Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund's shares held by long-term shareholders.

To limit the negative effects of short-term trading on a Fund, the Fund's Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is "blocked" from purchasing shares of that Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

  Money market funds;

  Evergreen Adjustable Rate Fund;

  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

  Rebalancing transactions within certain asset allocation or "wrap" programs where Evergreen or the financial intermediary maintaining the shareholder account is able to identify the transaction as part of a firm-approved asset allocation program;

  Purchases by a "fund of funds" into the underlying fund vehicle and purchases by 529 Plans;

  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund's ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker-dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund's short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund's short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent such trading.

DIVIDENDS AND DISTRIBUTIONS

A Fund passes along to the separate accounts of participating insurance companies the net income and gain it receives from its investments in two forms: dividends and capital gains distributions. Dividends are derived from the dividends, interest and other income that a mutual fund receives from its investments. Capital gains are realized when a mutual fund sells an investment for a gain.

Distribution Payment Schedule. A Fund usually distributes capital gains, if any, at least once a year, near the end of the calendar year. The frequency with which a Fund distributes dividends is listed below:

Dividend Payments
Fund	Frequency
VA International Equity Fund	Annually
VA Special Values Fund	Annually

TAXES

It is assumed that the shares of a Fund will be respected as owned by insurance company accounts, and thus, contract or policy holders are generally only taxed under the tax rules applicable to the underlying variable contracts. However, the IRS has indicated that a degree of investor control over the investment options of such contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the seperate account. Based on the rulings and other guidance the IRS has issued to date, Evergreen believes that tax-deferred treatment for a Fund will be respected. The IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of "investor control," and such guidance could affect the treatment of a Fund, including retroactively.

For a discussion of the tax consequences of variable annuity contracts or variable life insurance policies, refer to the prospectus of the variable annuity contract or variable life insurance policies offered by the participating insurance company. Variable annuity contracts or variable life insurance policies purchased through insurance company separate accounts should provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the contract or policy owner. Depending on the variable annuity contract or variable life insurance policy, distributions from the contract or policy may be subject to ordinary income tax and, in addition, a 10% penalty tax on distributions before age 59 1/2. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Contract or policy holders should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

PORTFOLIO TRADING COSTS, TURNOVER AND HOLDINGS

Portfolio Trading Costs. When mutual funds buy or sell equity securities, brokerage commissions are generally paid to the broker-dealers that execute the transactions. Rather than being reflected as an ongoing expense of a fund, commissions are added to the cost of purchasing, or subtracted from the proceeds of selling, a security when determining a fund's gain or loss. Although from time to time a fund might pay a commission on a transaction involving a debt security, such transactions are generally conducted directly with a dealer or other counterparty (principal transactions), and no commission is paid. Rather, an undisclosed amount of "mark-up" is included in the price paid for the security. As a result, funds that invest mainly in debt securities typically have lower brokerage commissions, although not necessarily lower transaction costs, than funds that invest mainly in equity securities.

Information concerning the brokerage commissions paid by a Fund during its most recent fiscal year is set forth below. The table does not reflect the undisclosed amount of "mark-up" on principal transactions, if any.

Portfolio Trading Costs
Evergreen VA International Equity Fund
Total shares traded[1]	175,899,576
Total dollars traded[1]	$2,659,389,022
Average commission per share	$0.01
Commission per share range	$0.00 - $0.37
Total commissions paid	$2,404,859
Total commissions as a percentage of average net assets	0.46%
Commissions paid per $1,000 invested	$4.57

1	Only includes trades in which a commission was paid.

Portfolio Trading Costs
Evergreen VA Special Values Fund
Total shares traded[1]	5,586,633
Total dollars traded[1]	$59,464,704
Average commission per share	$0.03
Commission per share range	$0.00 - $0.05
Total commissions paid	$173,199
Total commissions as a percentage of average net assets	0.28%
Commissions paid per $1,000 invested	$2.76

1	Only includes trades in which a commission was paid.

Portfolio Turnover. The Evergreen funds generally do not take portfolio turnover into account in making investment decisions. Therefore, a Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It could also result in a Fund realizing greater net short-term or long-term capital gains, distributions of which are taxable to shareholders at ordinary income or long-term capital gains rates, respectively, except to shareholders holding Fund shares in tax-deferred arrangements, such as a 401(k) plan or an individual retirement account. Portfolio turnover rates can be found in the "Financial Highlights" section.

Portfolio Holdings. A description of the Evergreen funds' policies and procedures with respect to the disclosure of their portfolio holdings is available in each Fund's SAI in the section entitled "Fund Policies, Securities, Practices and Risks."

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help a Fund shareholder understand the Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

VA International Equity Fund

	Year Ended December 31,
Class 1	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.61	$16.84	$16.18	$14.31	$12.62
Income from investment operations
Net investment income	0.22[1]	0.41[1]	0.34	0.37	0.19
Net realized and unrealized gains or losses on investments	1.16	(7.26)	2.09	2.90	1.82
Total from investment operations	1.38	(6.85)	2.43	3.27	2.01
Distributions to shareholders from
Net investment income	(0.32)	0	(0.41)	(0.58)	(0.32)
Net realized gains	0	(0.38)	(1.36)	(0.82)	0
Total distributions to shareholders	(0.32)	(0.38)	(1.77)	(1.40)	(0.32)
Net asset value, end of period	$10.67	$9.61	$16.84	$16.18	$14.31
Total return[2]	15.95%	(41.49)%	15.00%	23.16%	16.00%
Ratios and supplemental data
Net assets, end of period (thousands)	$69,407	$71,286	$190,766	$175,518	$140,564
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.68%	0.67%	0.63%	0.68%	0.77%
Expenses excluding waivers/reimbursements and expense reductions	0.68%	0.67%	0.63%	0.68%	0.77%
Net investment income	2.31%	3.02%	2.01%	2.53%	1.64%
Portfolio turnover rate	205%	127%	58%	74%	61%

1	Per share amount is based on average shares outstanding during the period.
2	Total return does not reflect charges attributable to your insurance company's separate account.

VA Special Values Fund

	Year Ended December 31,
Class 1	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.18	$13.59	$17.33	$16.13	$16.31
Income from investment operations
Net investment income	0.06	0.15	0.22	0.13	0.16
Net realized and unrealized gains or losses on investments	2.63	(4.41)	(1.51)	3.33	1.59
Total from investment operations	2.69	(4.26)	(1.29)	3.46	1.75
Distributions to shareholders from
Net investment income	(0.06)	(0.15)	(0.22)	(0.13)	(0.16)
Net realized gains	0	0	(2.23)	(2.13)	(1.77)
Total distributions to shareholders	(0.06)	(0.15)	(2.45)	(2.26)	(1.93)
Net asset value, end of period	$11.81	$9.18	$13.59	$17.33	$16.13
Total return[1]	29.40%	(31.31)%	(7.52)%	21.55%	10.76%
Ratios and supplemental data
Net assets, end of period (thousands)	$59,224	$52,225	$98,235	$111,236	$83,784
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.00%	0.99%	0.96%	0.95%	0.98%
Expenses excluding waivers/reimbursements and expense reductions	1.04%	1.00%	0.96%	0.95%	0.98%
Net investment income	0.58%	1.06%	1.44%	0.86%	1.13%
Portfolio turnover rate	44%	52%	55%	55%	44%

1	Total return does not reflect charges attributable to your insurance company's separate account.

Fund Information Quick Reference Guide

Shareholder Services
Call 1.800.847.5397
Monday-Friday, 8 a.m. to 6 p.m. Eastern Time

Write us a letter

Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

Express, registered or certified mail

Evergreen Investments
30 Dan Road
Canton, MA 02021-2809

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

For more information about a Fund, ask for:

  The Fund's most recent annual or semi-annual report, which contains a financial accounting for the Fund and a list of the Fund's portfolio holdings as of a specific date. The annual report also contains commentary from the Fund's portfolio manager(s) regarding the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period. The independent registered public accounting firm's report and financial statements in the Fund's annual report were filed with the Securities and Exchange Commission (SEC) on February 22, 2010 (Accession No. 0001133228-10-000190) and are incorporated by reference into this prospectus, which means their contents are legally considered to be part of this prospectus.

  The Statement of Additional Information (SAI), which contains more detailed information about the Fund and its policies and procedures. The SAI has been filed with the SEC and is incorporated by reference into this prospectus, which means that its contents are legally considered to be part of this prospectus.

For other information, or to request a free copy of any of the documents referenced above, call 1.800.847.5397 or ask your investment professional. We will mail material within three business days. You can download the Funds' most recent Annual and Semi-annual Reports from EvergreenInvestments.com. The Funds' SAI is not available at EvergreenInvestments.com because Fund shares are only available through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies.

Information about the Fund (including the documents referenced above) is also available, without charge, on the SEC's web site at http:// www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.

Evergreen mutual funds are distributed by Wells Fargo Funds Distributor, LLC
525 Market Street, San Francisco, California 94105
Evergreen Investments is a service mark of Evergreen Investment Management
Company, LLC. Copyright 2010.